UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Hughes Landing Blvd, Suite 700

The Woodlands, Texas 77380

(Address of principal executive offices)

(281) 475-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

In the second quarter of fiscal year 2015, Layne Christensen Company (the “Company”, “Layne”, “we” or “us”) sold a component of Geoconstruction, Costa Fortuna, and reported it as a discontinued operation. Layne initially presented and reported financial information on the discontinued operation in Form 10-Q for the quarter ended July 31, 2014.

We are filing this Current Report on Form 8-K (the “Report”) for the purpose of updating our Form 10-K (“Annual Report”) for the fiscal year ended January 31, 2014 filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2014 to reclassify Costa Fortuna as a discontinued operation for the periods ended January 31, 2014 and January 31, 2013 (after it was 100% acquired on May 30, 2012) and to update our Risk Factors.

The information contained in this Form 8-K updates certain schedules and supersedes the original filing of the Annual Report. Each Item updated in the Annual Report is filed as a separate exhibit (filed as Exhibits 99.1 through 99.5) to this Report. This Form 8-K does not modify or update other disclosures as presented in the original Annual Report.

This filing includes updates only to the portions of Part I Item 1, Part I Item 1A, Part II Item 6, Part II Item 7 and Part II Item 8 of the Annual Report that specifically relate to the reclassification of Costa Fortuna as a discontinued operation and to update our Risk Factors. The revised Items included in this Report have not been updated for any information, events or circumstances occurring or existing after the date the Annual Report was originally filed, except for the reclassification of Costa Fortuna mentioned above as discontinued operations. In particular, and without limitation, we have provided certain forward-looking information in the revised Items. This information has not been revised from the information provided in the Annual Report as originally filed because it was not affected by the reclassification.

This Report should be read in conjunction with the Annual Report (except for Part I Item 1, Part I Item 1A, Part II Item 6, Part II Item 7 and Part II Item 8), Form 10-Q’s for the quarters ended April 30, 2014 and July 31, 2014, and our other reports on Form 8-K filed during fiscal year 2015.

FORWARD-LOOKING STATEMENTS

Statements contained in this Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This Report contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Forward looking statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management’s intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as “should,” “could,” “intended,” “continue,” “believe,” “may,” “hope,” “expect,” “anticipate,” “goal,” “forecast,” “plan,” “estimate” and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to those discussed in “Item 1A. Risk Factors” in Exhibit 99.2 to this Form 8-K, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Exhibit 99.4 to this Form 8-K, the Form 10-Q’s for the quarters ended April 30, 2014 and July 31, 2014, and any subsequent filings with the SEC, all of which are available on the SEC’s website at www.sec.gov and on the Investors section of our website at www.layne.com.

Specifically, we may experience significant fluctuations in future operating results due to: the length of time required to hire a successor chief executive officer and chief financial officer and their future performance, the Company’s ability to comply with its ongoing compliance, reporting and cooperation obligations to the SEC in connection with its settlement of the investigation by SEC into the legality, under the Foreign Corrupt Practices Act, of certain payments to agents and other third parties interacting with government officials in certain countries in Africa relating to the payment of taxes, the importing of equipment and the employment of expatriates, prevailing prices for various commodities, the duration of the current slowdown in the mineral exploration market, unanticipated slowdowns in our major markets, the availability of credit, the risks and uncertainties normally incident to the construction industry, the timing for the completion of the existing unprofitable contracts in Heavy Civil, our ability to successfully obtain profitable contracts in Heavy Civil, the impact of competition, the effectiveness of operational changes expected to increase efficiency and productivity and reduce costs, worldwide economic and political conditions and foreign currency fluctuations that may affect worldwide results of operations. Many of the factors that will determine these items are beyond our ability to control or predict. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected.

In light of these assumptions, risks and uncertainties, the results and events discussed in the forward-looking statements contained in this Report might not occur. Investors are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 23.1 Consent of Deloitte & Touche LLP

Exhibit 99.1 an updated Part I, Item 1 (Business) to adjust for the Costa Fortuna discontinued operation (excluding the Business Strategy, Seasonality, Regulation and Employee sections which were not affected by the presentation of the discontinued operation).

Exhibit 99.2 an updated Part I, Item 1A (Risk Factors)

Exhibit 99.3 an updated Part II, Item 6 (Selected Financial Data) to adjust for the Costa Fortuna discontinued operation.

Exhibit 99.4 an updated Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation), which updates the discussion of our results of operations for the year ended January 31, 2014 compared to the year ended January 31, 2013 and for the year ended January 31, 2013 compared to the year ended January 31, 2012 to reflect the Costa Fortuna discontinued operation.

Exhibit 99.5 an updated Part II, Item 8 (Financial Statements and Supplementary Data) to present the Costa Fortuna discontinued operation.

Exhibit 101.	INS XBRL Instance Document
101	SCH XBRL Taxonomy Extension Schema Document
101	CAL XBRL Taxonomy Extension Calculation Linkbase Document
101	DEF XBRL Taxonomy Extension Definition Linkbase Document
101	LAB XBRL Taxonomy Extension Label Linkbase Document
101	PRE XBRL Taxonomy Extension Presentation Linkbase Document

Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: October 29, 2014	By:	/s/Andy Atchison
Andy Atchison
Senior Vice President & Chief Financial Officer

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